Exhibit a.(xi)

THE HARTFORD MUTUAL FUNDS II, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS II, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (“Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors (the “Board of Directors”) of the Corporation by Section 2-208 of the Maryland General Corporation Law and the charter (the “Charter”) of the Corporation, the Board of Directors of the Corporation, by resolutions duly adopted at a meeting duly called and held, classified 100,000,000 authorized but unissued shares of common stock, par value $.0001 per share (“Common Stock”), without further classification or designation, as additional shares of the series and classes set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such class of Common Stock as set forth in the Charter:

Series	Class	Additional Shares
Hartford Schroders Emerging Markets Equity Fund	Class SDR	50,000,000
The Hartford Schroders International Multi-Cap Value Fund	Class SDR	50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Section 2-208 of the Maryland General Corporation Law and the, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 1,810,000,000 authorized but unissued shares of Common Stock, without further classification or designation, as shares of new classes of certain series as set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such class of Common Stock as set forth in the Charter:

Series	Class	Shares
The Hartford Growth Opportunities Fund	Class F	50,000,000
	Class T	50,000,000

The Hartford Municipal Real Return Fund	Class F	50,000,000
	Class T	50,000,000

Hartford Schroders Emerging Markets Debt and Currency Fund	Class F	50,000,000
	Class T	50,000,000

Hartford Schroders Emerging Markets Equity Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders Global Strategic Bond Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders Income Builder Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders International Multi-Cap Value Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders International Stock Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders Tax-Aware Bond Fund	Class F	50,000,000
	Class T	50,000,000

Hartford Schroders US Small Cap Opportunities Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

Hartford Schroders US Small/Mid Cap Opportunities Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	50,000,000

The Hartford Small Cap Growth Fund	Class F	50,000,000
	Class T	50,000,000

The Hartford Value Opportunities Fund	Class F	50,000,000
	Class T	50,000,000
	Class R6	10,000,000

SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 162,550,000,000, of which 59,150,000,000 are shares of Common Stock without further classification or designation and 103,400,000,000 are shares of Common Stock are classified and designated as follows:

Series	Class	Shares
The Hartford Growth Opportunities Fund	Class A	8,900,000,000
	Class B	4,000,000,000
	Class C	4,000,000,000
	Class F	50,000,000
	Class I	1,450,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class T	50,000,000
	Class Y	900,000,000

The Hartford Municipal Real Return Fund	Class A	9,350,000,000
	Class B	4,000,000,000
	Class C	4,000,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class T	50,000,000
	Class Y	1,900,000,000

Hartford Schroders Emerging Markets Debt and Currency Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	85,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Emerging Markets Equity Fund	Class A	80,000,000
	Class C	50,000,000
	Class I	150,000,000
	Class F	50,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	100,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders Global Strategic Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Income Builder Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders International Multi-Cap Value Fund	Class A	80,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	100,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	100,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders International Stock Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	85,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Tax-Aware Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	85,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders US Small Cap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Hartford Schroders US Small/Mid Cap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class T	50,000,000
	Class Y	50,000,000

Series	Class	Shares
The Hartford Small Cap Growth Fund	Class A	10,500,000,000
	Class B	5,000,000,000
	Class C	5,000,000,000
	Class F	50,000,000
	Class I	1,500,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class T	50,000,000
	Class Y	500,000,000

The Hartford Value Opportunities Fund	Class A	10,500,000,000
	Class B	5,000,000,000
	Class C	5,000,000,000
	Class F	50,000,000
	Class I	1,500,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	10,000,000
	Class T	50,000,000
	Class Y	500,000,000

THIRD: The shares of Common Stock described in Article FIRST above have been classified and reclassified by the Board of Directors under the authority contained in the Charter.

FOURTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary as of the 23rd day of February, 2017.

ATTEST:	THE HARTFORD MUTUAL FUNDS II, INC.

/s/ Alice Pellegrino	By:	/s/ Walter Garger
Name: Alice Pellegrino	Name: Walter Garger
Title: Secretary	Title: Vice President

- 8 -